Exhibit  99.2

                            PRESIDENT'S CERTIFICATION

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on the Form 10-QSB of Standard Capital Corporation (the "Company") for the three months ended November 30, 2003, as filed with the Securities and Exchange Commission on the date hereof, I, E. Del Thachuk, Chief Executive Officer, President and Director, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

1.    The  Quarterly  Report  fully complies with the requirements of Section 13
(a)  or  15  (d)  of  the  Securities  and Exchange Act of 1934, as amended; and

2. The information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



Date:  January  9,  2004
                                           /s/  "E.  Del  Thachuk"
                                           -----------------------
                                              E.  Del  Thachuk
                                          Chief  Executive  Officer
                                           President  and  Director